Exhibit 10.15

EXECUTION VERSION

DATED            21 DECEMBER 2021

(1) KOMAINU (JERSEY) LIMITED

(2) COINSHARES DIGITAL SECURITIES LIMITED

(3) COINSHARES (JERSEY) LIMITED

(4) THE LAW DEBENTURE TRUST CORPORATION P.L.C.

(5) COINSHARES CAPITAL MARKETS (JERSEY) LIMITED

AMENDMENT AGREEMENT

amending and supplementing the provisions of the

CRYPTOCURRENCY CUSTODY AGREEMENT DATED

21 DECEMBER 2020

TABLE OF CONTENTS

		Page

1.	Interpretation	2

2.	Amendments to the Custody Agreement	2

3.	General	3

-i-

THIS AGREEMENT is made on and with effect from 21st December 2021

BETWEEN

(1)	KOMAINU (JERSEY) LIMITED, a private limited company incorporated under the laws of Jersey, Channel Islands (with registered number 127169) having its registered address at 3rd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (“Komainu” or the “Custodian”);

(2)	COINSHARES DIGITAL SECURITIES LIMITED, a company incorporated under the laws of Jersey, Channel Islands (registered number 127061) having its registered address at 2nd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (the “Company” or the “Client”);

(3)	COINSHARES (JERSEY) LIMITED, a company incorporated under the laws of Jersey, Channel Islands (registered number 102184) having its registered address at 2nd Floor, 2 Hill Street, St. Helier, Jersey, JE2 4UA, Channel Islands (the “Programme Manager”);

(4)	THE LAW DEBENTURE TRUST CORPORATION p.l.c., a company incorporated under the laws of England and Wales with company number 01675231, with a registered office address of 8th Floor, 100 Bishopsgate, London EC2N 4AG, England (the “Trustee”, which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of the Trust Instrument (as defined below) as trustee for the Security Holders (as defined in the Trust Instrument)); and

(5)	COINSHARES CAPITAL MARKETS (JERSEY) LIMITED, a company incorporated under the laws of Jersey with registered number 122384, whose registered office is 2 Hill Street, St Helier, Jersey, JE2 4UA, Channel Islands as staking agent (the “Staking Agent”, which expression shall include any successor staking agent appointed under the Staking Agency Agreement (as defined below)).

WHEREAS

(A)	The Company and the Trustee have entered into a Trust Instrument (the “Trust Instrument”) dated 21 December 2020 pursuant to which the Issuer created eight classes of Digital Securities and the Trustee agreed to act as trustee for the holders of the Digital Securities.

(B)	The Custodian, the Company, the Programme Manager and the Trustee have entered into a Cryptocurrency Custody Agreement (the “Custody Agreement”) dated 21 December 2020 pursuant to which the Custodian agreed to provide certain services in relation to Digital Currency held by the Company for the purposes of the Digital Securities.

(C)	Pursuant to a Supplemental Trust Instrument (the “Supplemental Trust Instrument”) of even date herewith made between the Company and the Trustee (i) the Issuer created a further 42 classes (the “Additional Classes”) of Digital Securities and the Trustee agreed to act as trustee for the holders of the Digital Securities of such classes and (ii) certain amendments were made to the Trust Instrument including amendments permitting Staking (as defined in the Conditions as amended by the Supplemental Trust Instrument) in relation to each Staking Class (as so defined).

(D)	Pursuant to a Staking Agency Agreement (the “Staking Agency Agreement”) of even date herewith made between the Company, the Trustee, the Staking Agent and the Determination Agent, the Staking Agent was appointed as Staking Agent in respect of each Staking Class with duties inter alia to appoint a person, firm or other entity approved by the Issuer to act as validator and to determine from time to time the amount of any Digital Currency to be applied for Staking.

(E)	The Parties hereto wish to amend the Custody Agreement to make provision for the Additional Classes and to facilitate Staking in respect of the Staking Classes.

1.	INTERPRETATION

1.1.	Definitions

Words and expressions used in this Agreement, unless otherwise defined herein, bear the same meanings as where used in the Custody Agreement. In addition, in this Agreement, unless there is anything in the subject or context inconsistent therewith the following expressions shall have the following meanings:

“Staking” has the meaning given in the Conditions as amended by the Supplemental Trust Instrument; and

“Staking Class” has the meaning given in the Conditions as amended by the Supplemental Trust Instrument.

1.2.	Interpretation

Clauses 1.2 to 1.4 (inclusive) of the Custody Agreement apply to this Agreement.

2.	AMENDMENTS TO THE CUSTODY AGREEMENT

2.1.	General

The definition of “Prospectus” in Clause 1.1 of the Custody Agreement is amended by substituting the following:

“Prospectus” means the base prospectus in relation to the Digital Securities dated 30 December 2020 and approved by SIX Exchange AG and base prospectus dated 23 April 2021 approved by the Swedish Financial Supervisory Authority, in each case as the same may be modified, supplemented or amended from time to time and includes any further or supplementary prospectus or listing particulars published from time to time in connection with the admission to listing, admission to trading or quotation or offering of Digital Securities on SIX Swiss Exchange or any regulated market or multilateral trading facility in any member state of the European Economic Area;’

2.2.	New Secured Wallets

Clause 2.1 of the Custody Agreement is amended by deleting the table of Pools and Digital Currencies and substituting the table in Part A of Schedule 1 hereto.

Each of:

●	the Rules applicable to each such Secured Wallet (including permissions for the creation/approval flow of withdrawal transfers, and the creation of receive addresses);

●	the whitelisted addresses in respect of each such Secured Wallet; and

●	the transaction limits on each such Secured Wallet,

shall be the same as applicable to the Secured Wallets opened by Clause 2.1 of the Custody Agreement prior to its amendment by this Agreement.

2.3.	Listing of Additional Classes

The Company undertakes to the Custodian not to apply for listing or admission to trading on any stock exchange of Digital Securities of any Additional Class unless at the request of the Company, the Custodian has confirmed to the Company in writing that it is able (as a technical matter) to provide the services provided for in the Custody Agreement in respect of the Digital Currency applicable to such class through a supported vault solution and the Company and Custodian have agreed on an in-principle governance framework for such Digital Currency.

2

For the purposes of this Clause, the Custodian confirms that it is able (as a technical matter) to provide the services provided for in the Custody Agreement in respect of all the Digital Currencies specified in the table in Part A of Schedule 1 hereto other than those specified in the table in Part B of Schedule 1 hereto.

2.4.	Staking

The following new clause 2.9 is added after clause 2.8 of the Custody Agreement:

“2.9 Staking

The obligations between the Parties relating to Staking shall be governed by the provisions in Appendix 6.”

The text in Schedule 2 hereto is added as Appendix 6.

3.	GENERAL

3.1.	Governing law

This Agreement is governed by, and will be construed in accordance with, English law.

3.2.	Jurisdiction

The Parties agree that the English courts are to have jurisdiction to settle any disputes or claims which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings arising out of or in connection with this Agreement (together referred to as “Proceedings”) may be brought in the courts of England. For these purposes the Company and the Custodian irrevocably submit to the non-exclusive jurisdiction of the English courts and further irrevocably and unconditionally agree that a judgment in any Proceedings brought in the courts of England shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

3.3.	Service of Process

The Company irrevocably appoints CoinShares (UK) Limited, whose registered office is at Octagon Point, 5 Cheapside, St Paul’s, London EC2V 6AA, (the “Company Service Agent”) to receive, for it and on its behalf, service of any document to be served on the Company in connection with any Proceedings. If for any reason the Company Service Agent is unable to act as such, the Company will promptly notify the Custodian and within 14 calendar days appoint a substitute agent for service of process acceptable to the Custodian.

The Custodian irrevocably appoints Komainu UK Limited, whose registered office is at Octagon Point, 5 Cheapside, St Paul’s, London EC2V 6AA, (the “Custodian Service Agent”) to receive, for it and on its behalf, service of any document to be served on the Custodian in connection with any Proceedings. If for any reason the Custodian Service Agent is unable to act as such, the Custodian will promptly notify the Company and within 14 calendar days appoint a substitute agent for service of process acceptable to the Company.

3.4.	Acknowledgment of Security

The Custodian acknowledges that, pursuant to the Security Deed, the Company has assigned to the Trustee for the benefit of itself and the Security Holders (as defined in the Security Deed) in respect of the Digital Securities of each class (including the Additional classes) by way of security all its present and future rights, title and interest in this Agreement to the extent that the same relates to such class.

3.5.	Limited Recourse

The Custodian acknowledges that Clause 12.5 of the Custody Agreement applies to the Pools attributable to the Additional Classes.

3.6.	Consideration

This Agreement is entered into by the Custodian in consideration of the sum of £1 paid by the Company (on behalf of itself, the Trustee, the Programme Manager and the Staking Agent) (receipt whereof the Custodian hereby acknowledges) and by the Company, the Trustee, the Programme Manager and the Staking Agent in consideration of the undertakings given herein by the Custodian.

3

EXECUTED by the parties

Signed on behalf of and for Komainu (Jersey) Limited by

Signature:	/s/ Andrew Morfill
Name:	Andrew Morfill
Title:	Director

Signed on behalf of and for CoinShares Digital Securities Limited by

Signature:	/s/ Benjamin Gilbert
Name:	Benjamin Gilbert
Title:	Director

Signed on behalf of and for CoinShares (Jersey) Limited by

Signature:	/s/ Luc Guillou
Name:	Luc Guillou
Title:	Director

Signed on behalf of and for The Law Debenture Trust Corporation p.l.c. by

Signature:	/s/ Lily Frost
Name:	Lily Frost
Title:	Director

Signed on behalf of and for CoinShares Capital Markets (Jersey) Limited by

Signature:	/s/ Daniel Masters
Name:	Daniel Masters
Title:	Director